UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

Tastemaker Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39858	85-2478126
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

501 Madison Avenue, Floor 5
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMKRU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TMKR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMKRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On October 20, 2022, Tastemaker Acquisition Corp., a Delaware corporation (“Tastemaker”), Quality Gold Holdings, Inc., a Delaware corporation (“New Parent”), Tastemaker Merger Sub, Inc., a Delaware corporation (“Merger Sub I”), QGM Merger Sub, Inc., an Ohio corporation (“Merger Sub II”), J&M Merger Sub, Inc., a Delaware corporation (“Merger Sub III”), L&L Merger Sub, Inc., an Ohio corporation (“Merger Sub IV”), Quality Gold Merger Sub, Inc., an Ohio corporation (“Merger Sub V” and, together with Merger Sub I, Merger Sub II, Merger Sub III and Merger Sub IV, the “Merger Subs”), Quality Gold, Inc., an Ohio corporation (“Quality Gold”), QGM, LLC, an Ohio limited liability company (“QGM”), J & M Group Holdings Inc., a Delaware corporation (“J&M”) and L & L Group Holdings, LLC, an Ohio limited liability company (“L&L” and, together with Quality Gold, QGM and J&M, each, a “Quality Gold Company” and, collectively, the “Quality Gold Companies”), entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) pursuant to which Tastemaker and the Quality Gold Companies will enter into a business combination. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions and other terms relating to the Mergers (as defined below) and the other transactions contemplated thereby, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Structure of the Transaction

The acquisition is structured as a “double dummy” transaction, resulting in the following:

(a)	Each of New Parent and the Mergers Subs are newly formed entities that were formed for the sole purpose of entering into and consummating the transactions set forth in the Business Combination Agreement. New Parent is a wholly-owned direct subsidiary of Quality Gold and each Merger Sub is a wholly-owned direct subsidiary of New Parent.

(b)	On the Closing Date (as defined below), each of the following transactions will occur contemporaneously: (i) Merger Sub I will merge with and into Tastemaker (the “First Merger”), with Tastemaker surviving the First Merger as a wholly-owned subsidiary of New Parent (the “First Surviving Company”); (ii) Merger Sub II will merge with and into QGM (the “Second Merger”), with QGM surviving the Second Merger as a wholly-owned subsidiary of New Parent (the “Second Surviving Company”); (iii) Merger Sub III will merge with and into J&M (the “Third Merger”), with J&M surviving the merger as a subsidiary of New Parent (the “Third Surviving Company”); (iv) Merger Sub IV will merge with and into L&L (the “Fourth Merger”), with L&L surviving the merger as a subsidiary of New Parent (the “Fourth Surviving Company”); and (v) Merger Sub V will merge with and into Quality Gold (the “Fifth Merger,” and together with the First Merger, the Second Merger, the Third Merger and the Fourth Merger, the “Mergers”), with Quality Gold surviving the merger as a subsidiary of New Parent (the “Fifth Surviving Company” and, together with the First Surviving Company, the Second Surviving Company, the Third Surviving Company and the Fourth Surviving Company, the “Surviving Companies”). Following the transactions, the Surviving Companies will be wholly-owned subsidiaries of New Parent.

Effect of the Business Combination on Existing Tastemaker Equity

Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following:

•	each share of Class A common stock, par value $0.0001 per share, of Tastemaker (“Tastemaker Class A Common Stock”) issued and outstanding immediately prior to the Effective Time being automatically converted into the right to receive one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of New Parent (“New Parent Common Stock”);

•	each of the Tastemaker warrants, each of which is exercisable for one share of Tastemaker Class A Common Stock at an exercise price of $11.50 per share of Tastemaker Class A Common Stock, in accordance with its terms, will become exercisable (commencing 30 days after the Closing Date) for one share of New Parent Common Stock (the “New Parent Warrants”); and

•	Tastemaker Sponsor LLC (the “Sponsor”) will forfeit up to 2,070,000 shares of New Parent Common Stock, transfer an aggregate of 2,610,000 private placement warrants to the equityholders of the Quality Gold Companies, and subject 2,070,000 Deferred Sponsor Shares (as defined below) to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement (as further described below). See the section entitled “Consideration—Forfeiture and Deferral of New Parent Equity.”

Consideration

Forfeiture and Deferral of New Parent Equity

Immediately upon the occurrence of the Effective Time, the Sponsor will automatically forfeit up to 2,070,000 shares of New Parent Common Stock and, immediately after the Effective Time, will transfer 2,610,000 private placement warrants to equityholders of the Quality Gold Companies. In connection with the closing of the Business Combination (the “Closing” and the date of the Closing, the “Closing Date”), (a) the equityholders of the Quality Gold Companies will subject 11,700,000 newly-issued shares of New Parent Common Stock (the “Deferred Company Shares”) and (b) the Sponsor will subject 2,070,000 shares of New Parent Common Stock issuable to the Sponsor (the “Deferred Sponsor Shares” and, together with the Deferred Company Shares, the “Deferred Shares”) to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement. The Deferred Shares will have voting rights but no right to dividends or distributions until such restrictions and potential forfeiture have lapsed. One third of each of the Deferred Company Shares and the Deferred Sponsor Shares will vest upon the occurrence of each of the following events: (i) the first time the closing price of the New Parent Common Stock equals or exceeds $13.00 per share, (ii) the first time the closing price of the New Parent Common Stock equals or exceeds $15.00, and (iii) the first time the closing price of the New Parent Common Stock equals or exceeds $17.00 per share, in each case, for 20 trading days within any 30 consecutive trading day period following the Closing and subject to adjustment in the event that any dividends are paid. If a definitive agreement with respect to a Change in Control (as defined in the Business Combination Agreement) is entered into, then, effective as of immediately prior to closing of such Change in Control, unless previously vested pursuant to clauses (i) through (iii) of the preceding sentence, each of the Deferred Company Shares and the Deferred Sponsor Shares will vest. In addition, on the seventh anniversary of the Closing, any unvested Deferred Company Shares and Deferred Sponsor Shares will vest.

Conversion of Quality Gold Company Shares

At the Effective Time, all equity interests in the Quality Gold Companies (the “Quality Gold Company Shares”) issued and outstanding immediately prior to the Effective Time will be cancelled and, subject to the terms of the Business Combination Agreement, converted into the right of the holder thereof to receive the applicable portion of the Merger Consideration (as defined below), as allocated pursuant to an allocation schedule (the “Allocation Schedule”) setting forth each Quality Gold Company equityholder’s percentage allocation of the Cash Consideration (as defined below), Stock Consideration (as defined below) and Deferred Company Shares.

The aggregate consideration to be paid to the equityholders of the Quality Gold Companies in the Mergers (the “Merger Consideration”) will consist of up to $35,000,000 (the “Cash Consideration”), 83,100,000 newly issued shares of New Parent Common Stock (the “Stock Consideration”) and the Deferred Company Shares, subject to adjustment as described herein. If, after giving effect to redemptions of Tastemaker Class A Common Stock, (x) the amount of cash in Tastemaker’s trust account (the “Trust Account”) to be released to Tastemaker at the Closing plus (y) the aggregate proceeds to be received pursuant to any private placement of equity interests of Tastemaker or New Parent plus (z) all funds held outside of the Trust Account and immediately available to Tastemaker (the sum of clauses (x), (y) and (z), the “Tastemaker Closing Cash”) is less than $27,900,000 (the “Threshold Amount”), then the Cash Consideration will be reduced by the difference between the Threshold Amount and the Tastemaker Closing Cash (the “Cash Consideration Shortfall”), and the Stock Consideration will be increased by a number of shares of New Parent Common Stock equal, in the aggregate, to the quotient of (i) the Cash Consideration Shortfall divided by (ii) $10.10.

The Stock Consideration is also subject to a customary working capital adjustment, which will be no more than $10 million, a customary net debt adjustment and an adjustment based on specified expenses incurred by Tastemaker (the “Closing Adjustment”). The Stock Consideration will be adjusted upwards (if the Closing Adjustment is positive) or downwards (if the Closing Adjustment is negative) by a number of shares of New Parent Common Stock equal to (x) the Closing Adjustment divided by (y) $10.10. In addition, if the working capital adjustment exceeds $10 million, then the total amount of Deferred Company Shares will be increased by a number of shares equal to (x) such excess amount divided by (y) $10.10. Further, the equityholders of the Quality Gold Companies may elect, by written notice delivered to Tastemaker at least two days prior to the Closing Date, to reduce the Cash Consideration (after taking into account any Cash Consideration Shortfall), in which case the Stock Consideration will be increased by a number of shares of New Parent Common Stock equal to the quotient of (x) such reduction in the Cash Consideration divided by (y) $10.10.

Listing of New Parent Common Stock

Shares of New Parent Common Stock and New Parent Warrants are expected to be listed on the Nasdaq Capital Market upon the Closing.

Representations and Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (a) Tastemaker and (b) the Quality Gold Companies and their respective subsidiaries, including New Parent and the Merger Subs, in each case, relating to, among other things, their business, operations, ability to enter into the Business Combination Agreement and their outstanding capitalization.

Conditions to Each Party’s Obligations

Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including the approval of Tastemaker’s stockholders.

In addition, consummation of the transactions contemplated by the Business Combination Agreement is subject to other closing conditions, including, among others: (a) the Tastemaker Stockholder Approval must have been received by Tastemaker, (b) no governmental authority has enacted, issued, promulgated, enforced or entered in any law, rule, regulation, judgment, decree, writ, injunction, determination, order or award which is then in effect and has the effect of making the Transactions illegal or otherwise prohibiting consummation of the Transactions, (c) all required filings under the HSR Act must have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Mergers under the HSR Act must have expired or terminated, (d) the consents, approvals and authorizations legally required to be obtained to consummate the Transactions must have been obtained and made, (e) certain third-party consents, approvals and authorizations required to be obtained to consummate the Transactions must have been obtained, (f) (A) the shares of New Parent Common Stock issuable in connection with the Transactions have been duly authorized by the New Parent board of directors and New Parent’s organizational documents and (B) New Parent must satisfy any applicable initial and continuing listing requirements of the Nasdaq Stock Market, New Parent must not have received any notices of non-compliance therewith, and the shares of New Parent Common Stock must have been approved for listing on the Nasdaq Stock Market, and (g) the Tastemaker proxy statement/prospectus and Registration Statement (as defined below) must have become effective, no stop order has been issued by the U.S. Securities and Exchange Commission (the “SEC”) and remains in effect and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending.

Termination

The Business Combination Agreement may be terminated at any time prior to the Effective Time, as follows:

(a)	By mutual written consent of Tastemaker and Quality Gold.

(b)	By either Tastemaker or Quality Gold if the Effective Time has not occurred on or before April 20, 2023 (the “Outside Date”); provided that the Outside Date will be automatically extended without any further action by any party until June 20, 2023 if the Registration Statement has not been declared effective by the SEC prior to February 14, 2023; provided, further, that the Business Combination may not be terminated by or on behalf of any party that is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the primary cause of the failure of a condition set forth in Article VIII of the Business Combination Agreement to be satisfied on or prior to the Outside Date.

(c)	By either Tastemaker or Quality Gold if any governmental authority enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions, including the Mergers.

(d)	By either Tastemaker or Quality Gold if the Tastemaker Stockholder Approval is not adopted and approved by the requisite Tastemaker stockholders at the Tastemaker Stockholders’ Meeting;

(e)	By Tastemaker upon a breach of any representation, warranty, covenant or agreement on the part of any of the Quality Gold Companies, New Parent and the Merger Subs set forth in the Business Combination Agreement, or if any representation or warranty of any of the Quality Gold Companies has become untrue, in either case such that the conditions set forth in Section 8.02(a) or Section 8.02(b) of the Business Combination Agreement would not be satisfied (“Terminating Company Breach”); provided, that Tastemaker has not waived such Terminating Company Breach and Tastemaker is not then in breach of any representation, warranty, covenant or agreement on the part of Tastemaker set forth in the Business Combination Agreement such that the conditions set forth in Section 8.03(a) or Section 8.03(b) of the Business Combination Agreement would not be satisfied; provided, however, that, if such Terminating Company Breach is curable by the Quality Gold Companies, New Parent or the Merger Subs, Tastemaker may not terminate the Business Combination Agreement pursuant to a Terminating Company Breach unless such breach is not cured by the earlier of (i) 30 days after written notice of such breach is provided by Tastemaker to the Quality Gold Companies; and (ii) the Outside Date.

(f)	By Quality Gold upon a breach of any representation, warranty, covenant or agreement on the part of Tastemaker set forth in the Business Combination Agreement, or if any representation or warranty of Tastemaker has become untrue, in either case such that the conditions set forth in Section 8.03(a) and Section 8.03(b) of the Business Combination Agreement would not be satisfied (“Terminating Tastemaker Breach”); provided, that Quality Gold has not waived such Terminating Tastemaker Breach and the Quality Gold Companies, New Parent and the Merger Subs are not then in breach of any representation, warranty, covenant or agreement on the part of the Quality Gold Companies, New Parent or the Merger Subs set forth in the Business Combination Agreement such that the conditions set forth in Section 8.02(a) and Section 8.02(b) of the Business Combination Agreement would not be satisfied; provided, however, that, if such Terminating Tastemaker Breach is curable by Tastemaker, Quality Gold may not terminate the Business Combination Agreement pursuant to a Terminating Tastemaker Breach unless such breach is not cured by the earlier of (i) 30 days after written notice of such breach is provided by the Quality Gold Companies to Tastemaker; and (ii) the Outside Date.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the exhibit. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Certain Related Agreements

Support Agreement

In connection with the execution of the Business Combination Agreement, Tastemaker entered into the Support Agreement with Michael Langhammer, the Michael J. Langhammer Irrevocable Family Trust, the Michelle C. Langhammer Irrevocable Trust, Jason Langhammer, the Jason A. Langhammer Irrevocable Family Trust, and the Langhammer Children Irrevocable Trust (collectively, the “Support Shareholders”). Pursuant to the Support Agreement, each Support Shareholder, as an equityholder of the Quality Gold Companies, agreed, with respect to each Quality Gold Company, to vote at any meeting of the equityholders of such Quality Gold Company, and in any action by written consent of the equityholders of such Company, all of such Support Shareholder’s Quality Gold Company Shares (a) in favor of the approval and adoption of the Business Combination Agreement and related transaction documents, including the Mergers, (b) in favor of any matter reasonably necessary to the consummation of the Business Combination and considered and voted upon by the equityholders of such Quality Gold Company, (c) in favor of any proposal to adjourn or postpone to a later date any meeting of the equityholders of such Quality Gold Company at which any of the foregoing matters are submitted for consideration and vote of the equityholders of such Quality Gold Company if there are not sufficient votes for approval of any such matters on the date on which the meeting is held, and (d) against at any action, agreement or transactions (other than the Business Combination Agreement and the transactions contemplated thereby) or proposal that would reasonably be expected to (i) prevent, impede, delay or adversely affect in any material respects the transactions contemplated by the Business Combination Agreement or any other transaction document or (ii) result in failure of the transactions contemplated by the Business Combination to be consummated.

Additionally, each of the Support Shareholders has agreed (i) not to, among other things, sell, assign, transfer, or dispose of any of the Quality Gold Company Shares they hold, (ii) to repay in full, at or prior to the Effective Time, any indebtedness owed by such Support Shareholder to any Quality Gold Company and their respective subsidiaries and (iii) indemnify the Quality Gold Companies and their respective subsidiaries for certain tax liabilities, if incurred.

Each Support Shareholder has also agreed to terminate all agreements between itself or any of its affiliates and any of the Quality Gold Companies and their respective subsidiaries, subject to certain exceptions.

Sponsor Support and Waiver Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Quality Gold entered into the Sponsor Support and Waiver Letter Agreement with the Sponsor, pursuant to which the Sponsor has agreed to vote all of its shares of Tastemaker Class A Common Stock and Class B common stock, par value $0.0001 per share, of Tastemaker (together with the Tastemaker Class A Common Stock, the “Tastemaker Common Stock”) (a) in favor of the approval and adoption of the Business Combination Agreement and other transaction documents, (b) in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Business Combination Agreement, and (c) against at any action, agreement or transactions (other than the Business Combination Agreement and the transactions contemplated thereby) or proposal that would reasonably be expected to (i) prevent or materially delay the transactions contemplated by the Business Combination Agreement or any other transaction document or (ii) result in failure of the transactions contemplated by the Business Combination to be consummated.

Immediately upon the occurrence of Effective Time, (i) the Sponsor will automatically forfeit up to 2,070,000 shares of New Parent Common Stock, and such shares will be cancelled and no longer outstanding and (ii) 2,070,000 shares of New Parent Common Stock issuable to the Sponsor will be subjected to certain restrictions pending the achievement of certain price targets or other triggers pursuant to the Business Combination Agreement. For more information about the Sponsor’s right to receive the Deferred Sponsor Shares, see the section entitled “Consideration—Forfeiture and Deferral of New Parent Equity.” The number of forfeited shares of New Parent Common Stock described in clause (i) of the preceding sentence will be reduced by (i) the number of shares of Tastemaker Common Stock and (ii) one-third of the number of Tastemaker private placement warrants, in each case, that are transferred by the Sponsor or its affiliates to facilitate any private placement of equity securities of Tastemaker or New Parent, any non-redemption agreement, or any similar arrangement, in each case, approved by the Quality Gold Companies. In addition, the Sponsor has agreed, immediately following the Effective Time, to transfer 2,610,000 private placement warrants of New Parent to the equityholders of the Quality Gold Companies, in accordance with the Allocation Schedule, for no consideration.

Copies of the Support Agreement and Sponsor Support and Waiver Letter Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the Support Agreement and Sponsor Support and Waiver Letter Agreement are qualified in their entirety by reference to those exhibits.

As contemplated by the Business Combination Agreement, New Parent will enter into the Registration Rights and Lock-Up Agreement at the closing of the Business Combination. Additionally, effective as of the closing of the Business Combination, Tastemaker, New Parent, and Continental Stock & Trust Company, as warrant agent, will enter into the Warrant Amendment, which will amend the Warrant Agreement entered into in connection with Tastemaker’s initial public offering.

Item 7.01	Regulation FD Disclosure.

On October 21, 2022, Tastemaker issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

An investor presentation and accompanying transcript are furnished as Exhibits 99.2 and 99.3, respectively, and incorporated by reference herein.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the proposed transactions, New Parent intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC. The Registration Statement will include a prospectus with respect to New Parent’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to Tastemaker’s stockholder meeting to vote on the transaction. New Parent, Tastemaker and the Quality Gold Companies urge investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Tastemaker and the Quality Gold Companies through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Tastemaker or New Parent can be obtained free of charge by directing a written request to Tastemaker Acquisition Corp. at 501 Madison Avenue, Floor 5, New York, NY 10022.

Participants in the Solicitation

New Parent, Tastemaker, the Quality Gold Companies and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Tastemaker’s stockholders in connection with the Business Combination. You may obtain more detailed information regarding the names and interests in the Business Combination of Tastemaker’s directors and officers in Tastemaker’s filings with the SEC, including Tastemaker’s annual report on Form 10-K for the year ended December 31, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tastemaker’s stockholders in connection with the Business Combination will be set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of Tastemaker and the Quality Gold Companies are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of applicable United States federal securities laws. Forward-looking statements include, but are not limited to, statements regarding any of Tastemaker’s, the Quality Gold Companies’, or their respective affiliates’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demand, and growth potential of the markets for the Quality Gold Companies’ products, (ii) the Quality Gold Companies’ business and acquisition strategy, (iii) the expansion of the Quality Gold Companies’ product categories, (iv) the implied upside and implied valuation of the Quality Gold Companies, (v) potential competition; (vi) the Quality Gold Companies’ projected financial results, (vii) statements regarding the Quality Gold Companies’ value, (viii) statements regarding the potential results and benefits of the Business Combination, the amount of cash to be delivered at closing from the Trust Account, and stockholder value, (ix) expectations related to the terms of the Business Combination, and (x) statements regarding the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in those statements due to various important factors, including, but not limited to: (i) the outcome of any proceedings that may be instituted against Tastemaker or the Quality Gold Companies following the announcement of the Business Combination; (ii) the inability of Tastemaker and the Quality Gold Companies to complete the Business Combination, including due to failure to obtain approval of the stockholders of Tastemaker, delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Business Combination; (iii) the risk that the Business Combination disrupts current plans and operations, and (iv) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and suppliers and retain key employees, costs related to the Business Combination, changes in applicable law and regulations, the possibility that the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors, the impact of the global COVID-19 pandemic, and other risks and uncertainties described in Tastemaker’s Annual Report on Form 10-K for the year ended December 31, 2021, and its Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 to be filed by New Parent in connection with the Business Combination, including those under “Risk Factors” in those filings with the SEC, and as indicated from time to time in Tastemaker’s and New Parent’s other SEC filings. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Tastemaker’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the Business Combination, which is expected to be filed with the SEC by New Parent, and other documents filed by Tastemaker, the Quality Gold Companies or any of their respective affiliates from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tastemaker, the Quality Gold Companies or any of their respective affiliates and their respective representatives assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Tastemaker, the Quality Gold Companies or any of their respective affiliates nor any of their respective representatives gives any assurance that Tastemaker, the Quality Gold Companies or any of their respective affiliates will achieve their respective expectations.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of October 20, 2022, by and among Tastemaker Acquisition Corp., Quality Gold Holdings, Inc., Tastemaker Merger Sub, Inc., QGM Merger Sub, Inc., J&M Merger Sub, Inc., L&L Merger Sub, Inc., Quality Gold Merger Sub, Inc., Quality Gold, Inc., QGM, LLC, J & M Group Holdings Inc. and L & L Group Holdings, LLC.
10.1	Support Agreement, dated as of October 20, 2022, by and among Tastemaker Acquisition Corp., Michael Langhammer, Jason Langhammer and the other parties thereto.
10.2	Sponsor Support and Waiver Letter Agreement, dated as of October 20, 2022, by and among Tastemaker Sponsor LLC and Quality Gold, Inc.
99.1	Press Release, dated October 21, 2022.
99.2	Investor Presentation.
99.3	Transcript of Investor Presentation.

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2022

TASTEMAKER ACQUISITION CORP.

By:	/s/ Christopher Bradley
Name: Christopher Bradley
Title: Chief Financial Officer